EXHIBIT 10.4

110 East 59th Street

New York, New York 10022

June 16, 2020

BGC Financial, L.P.

110 East 59th Street

New York, New York 10022

Attention:  Steve Bisgay

Re:	Amendment to Clearing Services Agreement

Dear Mr. Bisgay:

Reference is made to that certain Clearing Services Agreement (the “Agreement”), dated May 9, 2006, by and between Cantor Fitzgerald & Co. (“CF&Co.”) and BGC Financial, Inc. (n/k/a BGC Financial, L.P.) (“BGC”), which has been amended from time to time (the “Prior Amendments”).  Capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement.  This amendment (this “Amendment”) is pursuant to Section XI.B of the Agreement.  To the extent there is a conflict between this Amendment and the Agreement or this Amendment and the Prior Amendments, in all cases, this Amendment shall control.

1.CF&Co. and BGC hereby agree to amend the Agreement and the Prior Amendments as follows:

To the extent (i) CF&Co. is required by any central clearing counterparty (e.g., FICC, NSCC, etc.) to post collateral/margin in support of, or otherwise related to, any transactions cleared by CF&Co. on behalf of BGC, and (ii) such collateral/margin is not satisfied by a BGC security deposit, then CF&Co will charge BGC the then in effect intercompany borrowing rate for the capital used by CF&Co. on behalf of BGC.   For example, if CF&Co. is required to post $10 million of collateral for BGC as described in (i) above, BGC has previously posted a $5 million security deposit, and the intercompany borrowing interest rate between BGC and Cantor is 5.00% and is calculated on the actual number of days divided by 360, then CF&Co would charge BGC $394 per day ($10,000,000 - $5,000,000 = $5,000,000 * 5.00%/360).

2.General.  Except as expressly amended hereby, the terms of the Agreement shall remain in full force and effect.

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Sincerely,

CANTOR FITZGERALD & CO.

By:/s/ John Yalmokas_________________

Name: John Yalmokas

Title: Authorized Signatory

BGC FINANCIAL, L.P.

By:/s/ Steve Bisgay__________

Name: Steve Bisgay

Title: Chief Financial Officer

[Signature page to amendment, dated June 16, 2020, to Clearing Services Agreement, dated May 9, 2006, between Cantor Fitzgerald & Co. and BGC Financial, Inc., relating to cost of services.]

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